UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2015

SALIX PHARMACEUTICALS, LTD.

(Exact Name of Registrant Specified in its Charter)

Delaware	000-23265	94-3267443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8510 Colonnade Center Drive Raleigh, North Carolina		27615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 862-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, Salix Pharmaceuticals, Ltd., a Delaware corporation (“Salix”) entered into an Agreement and Plan of Merger, dated as of February 20, 2015 (as amended, the “Merger Agreement”), with Valeant Pharmaceuticals International, a Delaware corporation (“VPI”), Sun Merger Sub, Inc., a Delaware corporation (“Purchaser”), and, solely for the limited purposes set forth therein, Valeant Pharmaceuticals International, Inc., a British Columbia corporation (“Valeant”). In accordance with the terms of the Merger Agreement, Purchaser conducted a tender offer (the “Offer”) for all of Salix’s outstanding shares of common stock, par value $0.001 per share (the “Shares”), at a purchase price of $173.00 per Share, net to the holder in cash, without interest, less any applicable withholding taxes and subject to reduction in the event the conditions to the Offer were not satisfied by 12:00 midnight, Eastern time, on April 8, 2015.

The Offer expired at 12:00 midnight, Eastern time, on April 1, 2015 (one minute after 11:59 p.m., Eastern time on March 31, 2015) as scheduled and was not extended. According to Computershare Trust Company, N.A., the depositary for the Offer, 48,385,169 Shares were validly tendered and not properly withdrawn, which represented approximately 75.25% of the outstanding Shares and a sufficient number of Shares such that the minimum tender condition to the Offer was satisfied. In addition, Notices of Guaranteed Delivery have been delivered with respect to 8,087,609 additional Shares, representing approximately 12.58% of the outstanding Shares. As a result, Purchaser accepted for payment all Shares that were validly tendered and not properly withdrawn.

Also, on April 1, 2015, Purchaser merged with and into Salix (the “Merger”), with Salix surviving as a wholly owned subsidiary of VPI (the “Surviving Company”). The Merger was governed by Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no stockholder vote of Salix required to consummate the Merger. At the effective time of the Merger, each Share then outstanding was converted into the right to receive $173.00 in cash, without interest, less any applicable withholding taxes, except for Shares then owned by Valeant, VPI, Purchaser or any of their respective wholly owned subsidiaries and Shares held in treasury of Salix or by any of its wholly owned subsidiaries, which Shares were cancelled and retired and ceased to exist, and no consideration will be delivered in exchange therefor.

Each unexpired and unexercised option to purchase Shares (the “Salix Options”), whether or not then exercisable or vested, was cancelled and, in exchange therefor, each former holder of any such cancelled Salix Option is entitled to receive, a payment in cash (subject to any applicable withholding or other taxes required by applicable law to be withheld) of an amount equal to the product of (i) the total number of Shares previously subject to such Salix Option and (ii) the excess, if any, of $173.00 over the exercise price per Share previously subject to such Salix Option. Each unvested Share subject to forfeiture restrictions, repurchase rights or other restrictions (the “Salix Restricted Stock”) automatically became fully vested and was cancelled and, in exchange therefor, each former holder of such cancelled Salix Restricted Stock is entitled to receive a payment in cash (subject to any applicable withholding or other taxes required by applicable law to be withheld) equal to $173.00 per share of Salix Restricted Stock.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Salix on February 23, 2015 as amended by Amendment No. 1 to the Merger Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Salix on March 16, 2015, both of which are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the consummation of the Merger, on April 1, 2015, Salix and U.S. Bank National Association, as trustee (the “Trustee”) entered into a first supplemental indenture (the “2015 Supplemental Indenture”) to the Indenture, dated as of June 3, 2010 (the “2015 Indenture”), by and between Salix and the Trustee relating to Salix’s 2.75% Convertible Senior Notes due 2015 (the “2015 Notes”), providing that, at and after the effective time of the Merger, the right to convert each $1,000 principal amount of any of the 2015 Notes into cash, Shares or a combination of cash and Shares at Salix’s election, as set forth in Section 15.02 of the 2015 Indenture, has been changed to a right to convert each $1,000 principal amount of such 2015 Notes into the Reference Property (as defined in the 2015 Indenture), which consists solely of cash.

In addition, in connection with the consummation of the Merger, on April 1, 2015, Salix and the Trustee entered into a first supplemental indenture (the “2019 Supplemental Indenture”) to the Indenture, dated as of March 16, 2012 (the “2019 Indenture”), by and between Salix and the Trustee relating to Salix’s 1.5% Convertible Senior Notes due 2019 (the “2019 Notes”), providing that, at and after the effective time of the Merger, the right to convert each $1,000 principal amount of any of the 2019 Notes into cash, Shares or a combination of cash and Shares at Salix’s election, as set forth in Section 15.02 of the 2019 Indenture, has been changed to a right to convert each $1,000 principal amount of such 2019 Notes into the Reference Property (as defined in the 2019 Indenture), which consists solely of cash.

The foregoing description of the 2015 Supplemental Indenture and the 2019 Supplemental Indenture is not complete and is qualified in its entirety by reference to the 2015 Supplemental Indenture and the 2019 Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2 hereto, respectively, and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on April 1, 2015, Salix terminated all commitments and repaid all amounts (other than certain letter of credit obligations separately agreed to remain outstanding) outstanding under the Credit Agreement, dated as of January 2, 2014, among Salix, the lenders from time to time party thereto, and Jefferies Finance LLC, as administrative agent and collateral agent.

On April 1, 2015, Salix announced that it will redeem all of its outstanding 6.00% Senior Notes due 2021 (the “2021 Notes”) issued pursuant to the Indenture, dated December 27, 2013, among Salix, the guarantors party thereto and U.S. Bank National Association, as trustee (the “2021 Indenture”), and that Salix has mailed irrevocable notices of redemption in respect of the outstanding 2021 Notes. In connection with the mailing of such redemption notices, Salix has also satisfied and discharged the 2021 Indenture. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The consummation of the Offer and the consummation of the Merger each constitute a Fundamental Change and a Make-Whole Fundamental Change, and the delisting of the Shares from the NASDAQ Stock Market (“NASDAQ”) also constitutes a Fundamental Change, under each of the 2015 Indenture and the 2019 Indenture.

Pursuant to the 2015 Indenture, subject to certain conditions, each Noteholder (as defined in the 2015 Indenture, a “2015 Noteholder”) has the right, at such 2015 Noteholder’s option, to require Salix to repurchase all of such 2015 Noteholder’s 2015 Notes, or any portion thereof that is an integral multiple of $1,000 principal amount, on April 30, 2015 (the “Fundamental Change Repurchase Date”). Salix will repurchase 2015 Notes validly surrendered by 2015 Noteholders for repurchase and not validly withdrawn at a price (the “2015 Fundamental Change Repurchase Price”) equal to 100% of the principal amount thereof, plus any accrued and unpaid interest thereon to, but excluding, the Fundamental Change Repurchase Date. The 2015 Fundamental Change Repurchase Price, including accrued interest, is $1,012.60 per $1,000 principal amount of 2015 Notes validly surrendered for repurchase and not validly withdrawn.

Pursuant to the 2019 Indenture, subject to certain conditions, each Noteholder (as defined in the 2019 Indenture, a “2019 Noteholder”) has the right, at such 2019 Noteholder’s option, to require Salix to repurchase all of such 2019 Noteholder’s 2019 Notes, or any portion thereof that is an integral multiple of $1,000 principal amount, on the Fundamental Change Repurchase Date. Salix will repurchase 2019 Notes validly surrendered by 2019 Noteholders for repurchase and not validly withdrawn at a price (the “2019 Fundamental Change Repurchase Price”) equal to 100% of the principal amount thereof, plus any accrued and unpaid interest thereon to, but excluding, the Fundamental Change Repurchase Date. The 2019 Fundamental Change Repurchase Price, including accrued interest, is $1,001.88 per $1,000 principal amount of 2019 Notes validly surrendered for repurchase and not validly withdrawn.

In addition, pursuant to the respective terms and conditions of the 2015 Indenture and the 2019 Indenture, the 2015 Notes and the 2019 Notes are currently convertible at the option of the holders thereof. Pursuant to the terms and conditions of the 2019 Indenture, if any 2019 Noteholder elects to convert its 2019 Notes at any time from, and including, April 1, 2015, until, and including, 5:00 p.m. (New York City time) on April 29, 2015 (such period, the “Make-Whole Fundamental Change Period”), the applicable Conversion Rate (as defined in the 2019 Indenture) will be increased by an additional 0.2053 Shares for each $1,000 principal amount of the 2019 Notes properly converted during the Make-Whole Fundamental Change Period, resulting in an adjusted Conversion Rate of 15.4000 Shares for each $1,000 principal amount of the 2019 Notes properly converted during the Make-Whole Fundamental Change Period. However, notwithstanding the occurrence of the Make-Whole Fundamental Changes due to the consummation of the Offer and the consummation of the Merger, pursuant to the terms and conditions of the 2015 Indenture, the Conversion Rate (as defined in the 2015 Indenture) applicable to each 2015 Note that is surrendered for conversion in accordance with the 2015 Indenture will not be increased, and there will be no Make-Whole Conversion Rate Adjustment (as defined in the 2015 Indenture), as a result of these Make-Whole Fundamental Changes.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, Salix (i) notified NASDAQ of the consummation of the Merger and (ii) requested that NASDAQ file with the Securities and Exchange Commission a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of Shares on NASDAQ was suspended as of the close of trading on April 1, 2015. Salix also intends to file with the Securities and Exchange Commission Forms 15 under the Exchange Act, requesting that Salix’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

As a result of Purchaser’s acceptance of Shares validly tendered and not properly withdrawn pursuant to the Offer prior to the Expiration Date and the consummation of the Merger pursuant to Section 251(h) of the DGCL, a change in control of Salix has occurred. Upon the consummation of the Merger, Salix became a wholly owned subsidiary of VPI.

The aggregate consideration paid by Purchaser in the Offer and Merger was approximately $11.3 billion, without giving effect to related transaction fees and expenses. Valeant provided Purchaser with the necessary funds to fund the Offer and the Merger through: (i) the proceeds of a registered offering of Valeant’s common shares in the United States that closed on March 27, 2015; (ii) the proceeds from an issuance of senior unsecured notes by a subsidiary of Valeant pursuant to Rule 144A (without registration rights) that closed on March 27, 2015; and (iii) incremental term loan borrowings under Valeant’s existing credit agreement, dated as of February 13, 2012 (as amended, restated, supplemented or otherwise modified from time to time), by and among Valeant, certain subsidiaries of Valeant, as guarantors, the lenders party thereto from time to time, Barclays Bank PLC (as successor to Goldman Sachs Lending Partners LLC), as administrative agent and as collateral agent, and the other agents party thereto.

The information set forth in the Introductory Note and Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, at the effective time of the Merger, each of the directors of Salix (John F. Chappell, Thomas W. D’Alonzo, William P. Keane and Mark A. Sirgo) resigned as directors of Salix and from all committees of the board of directors of Salix, and the directors of Purchaser, consisting of J. Michael Pearson, Howard B. Schiller and Robert R. Chai-Onn, became directors of the Surviving Company.

At the Effective Time, each of the officers of Salix (Mr. D’Alonzo, William C. Bertrand, Jr., William P. Forbes, Timothy J. Creech and Rick D. Scruggs) resigned or were removed from their respective offices. Immediately thereafter, Messrs. Pearson, Schiller and Chai-Onn were appointed as the executive officers of the Surviving Company.

Information about Messrs. Pearson, Schiller and Chai-Onn is contained in the Offer to Purchase dated March 4, 2015 filed by Valeant, VPI and Purchaser as Exhibit (a)(1)(i) to the Tender Offer Statement on Schedule TO, originally filed with the SEC on March 4, 2015, as subsequently amended, which information is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, Salix’s amended and restated certificate of incorporation, as amended, and Salix’s amended and restated bylaws were amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 20, 2015, by and among VPI, Purchaser, Valeant and Salix (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Salix on February 23, 2015).*

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 16, 2015, among VPI, Purchaser, Valeant and Salix (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Salix with the Securities and Exchange Commission on March 16, 2015).

3.1	Amended and Restated Certificate of Incorporation of Salix.

3.2	Amended and Restated Bylaws of Salix.

4.1	First Supplemental Indenture, dated as of April 1, 2015 between Salix and U.S. Bank National Association, as Trustee, relating to Salix’s 2.75% Convertible Senior Notes due 2015.

4.2	First Supplemental Indenture, dated as of April 1, 2015 between Salix and U.S. Bank National Association, as Trustee, relating to Salix’s 1.5% Convertible Senior Notes due 2019.

99.1	Press Release, dated April 1, 2015.

*	In accordance with Item 601(b)(2) of Regulation S-K, certain schedules have not been filed. Salix Pharmaceuticals, Ltd. hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2015

SALIX PHARMACEUTICALS, LTD.

By:	/s/ Robert Chai-Onn
Name:	Robert Chai-Onn
Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 20, 2015, by and among VPI, Purchaser, Valeant, and Salix (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Salix on February 23, 2015).*

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 16, 2015, among VPI, Purchaser, Valeant and Salix (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Salix with the Securities and Exchange Commission on March 16, 2015).

3.1	Amended and Restated Certificate of Incorporation of Salix.

3.2	Amended and Restated Bylaws of Salix.

4.1	First Supplemental Indenture, dated as of April 1, 2015 between Salix and U.S. Bank National Association, as Trustee, relating to Salix’s 2.75% Convertible Senior Notes due 2015.

4.2	First Supplemental Indenture, dated as of April 1, 2015 between Salix and U.S. Bank National Association, as Trustee, relating to Salix’s 1.5% Convertible Senior Notes due 2019.

99.1	Press Release, dated April 1, 2015.

*	In accordance with Item 601(b)(2) of Regulation S-K, certain schedules have not been filed. Salix Pharmaceuticals, Ltd. hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.